February 7, 2023 US February 8, 2023 Australia Ron Delia CEO Michael Casamento CFO FY23 Half Year Results NYSE: AMCR | ASX: AMC

Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements This document contains certain statements that are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified with words like “believe,” “expect,” “target,” “project,” “may,” “could,” “would,” “approximately,” “possible,” “will,” “should,” “intend,” “plan,” “anticipate,” "commit," “estimate,” “potential,” "ambitions," “outlook,” or “continue,” the negative of these words, other terms of similar meaning, or the use of future dates. Such statements are based on the current expectations of the management of Amcor and are qualified by the inherent risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of Amcor or any of its respective directors, executive officers, or advisors provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause actual results to differ from expectations include, but are not limited to: changes in consumer demand patterns and customer requirements; the loss of key customers, a reduction in production requirements of key customers; significant competition in the industries and regions in which Amcor operates; failure by Amcor to expand its business; challenging current and future global economic conditions, including inflation and supply chain disruptions; impact of operating internationally, including negative impacts from the Russia-Ukraine conflict; price fluctuations or shortages in the availability of raw materials, energy, and other inputs; disruptions to production, supply, and commercial risks, which may be exacerbated in times of economic volatility; global health outbreaks, including COVID-19; an inability to attract and retain key personnel; costs and liabilities related to current and future environment, health, and safety laws and regulations; labor disputes; risks related to climate change; failures or disruptions in information technology systems; cybersecurity risks; a significant increase in indebtedness or a downgrade in the credit rating; foreign exchange rate risk; rising interest rates; a significant write-down of goodwill and/or other intangible assets; failure to maintain an effective system of internal control over financial reporting; inability of the Company’s insurance policies to provide adequate protections; challenges to or the loss of intellectual property rights; litigation, including product liability claims; increasing scrutiny and changing expectations with respect to Amcor Environmental, Social and Governance policies resulting in increased costs; changing government regulations in environmental, health, and safety matters; changes in tax laws or changes in our geographic mix of earnings; and other risks and uncertainties identified from time to time in Amcor’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including without limitation, those described under Item 1A. “Risk Factors” of Amcor’s annual report on Form 10-K for the fiscal year ended June 30, 2022 and any subsequent quarterly reports on Form 10-Q. You can obtain copies of Amcor’s filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and Amcor does not undertake any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. Presentation of non-GAAP information Included in this release are measures of financial performance that are not calculated in accordance with U.S. GAAP. These measures include adjusted EBITDA and EBITDA (calculated as earnings before interest and tax and depreciation and amortization), adjusted EBIT and EBIT (calculated as earnings before interest and tax), adjusted net income, adjusted earnings per share, adjusted free cash flow and net debt. In arriving at these non-GAAP measures, we exclude items that either have a non-recurring impact on the income statement or which, in the judgment of our management, are items that, either as a result of their nature or size, could, were they not singled out, potentially cause investors to extrapolate future performance from an improper base. While not all inclusive, examples of these items include: • material restructuring programs, including associated costs such as employee severance, pension and related benefits, impairment of property and equipment and other assets, accelerated depreciation, termination payments for contracts and leases, contractual obligations, and any other qualifying costs related to the restructuring plan; • material sales and earnings from disposed or ceased operations and any associated profit or loss on sale of businesses or subsidiaries; • impairments in goodwill and equity method investments; • material acquisition compensation and transaction costs such as due diligence expenses, professional and legal fees, and integration costs; • material purchase accounting adjustments for inventory; • amortization of acquired intangible assets from business combination; • significant property impairments, net of insurance recovery; • payments or settlements related to legal claims; • impacts from hyperinflation accounting; and • impacts related to the Russia-Ukraine conflict. Amcor also evaluates performance on a comparable constant currency basis, which measures financial results assuming constant foreign currency exchange rates used for translation based on the average rates in effect for the comparable prior year period. In order to compute comparable constant currency results, we multiply or divide, as appropriate, current-year U.S. dollar results by the current year average foreign exchange rates and then multiply or divide, as appropriate, those amounts by the prior-year average foreign exchange rates. We then adjust for other items affecting comparability. While not all inclusive, examples of items affecting comparability include the difference between sales or earnings in the current period and the prior period related to acquired, disposed, or ceased operations. Comparable constant currency net sales performance also excludes the impact from passing through movements in raw material costs. Management has used and uses these measures internally for planning, forecasting and evaluating the performance of the Company’s reporting segments and certain of the measures are used as a component of Amcor’s Board of Directors’ measurement of Amcor’s performance for incentive compensation purposes. Amcor believes that these non-GAAP measures are useful to enable investors to perform comparisons of current and historical performance of the Company. For each of these non-GAAP financial measures, a reconciliation to the most directly comparable U.S. GAAP financial measure has been provided herein. These non-GAAP financial measures should not be construed as an alternative to results determined in accordance with U.S. GAAP. The Company provides guidance on a non-GAAP basis as we are unable to predict with reasonable certainty the ultimate outcome and timing of certain significant forward-looking items without unreasonable effort. These items include but are not limited to the impact of foreign exchange translation, restructuring program costs, asset impairments, possible gains and losses on the sale of assets, and certain tax related events. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP earnings and cash flow measures for the guidance period.

Safety 3 Guided by our values. Our number one priority 11.2 4.1 2.0 2.8 2.1 1.5 0.3 Recordable-case frequency rate (per million hours worked) 1H23 OSHA Includes impact of acquired businesses 201520102005 2020 Notes: Recordable cases per 1,000,000 hours worked. Graph data shown for a 12 month period ended June 30 unless otherwise indicated. Acquired businesses (including Bemis) are included in 2020 and account for the increase in frequency rate compared with 2015. Amcor equivalent under OSHA (Occupational Safety & Health Administration) standard of incidents per 200,000 hours. Amcor Values 2022 • 24% reduction in number of injuries in 1H23 • 65% of sites injury free for > 12 months 1H23

Key messages 4 1. Strong quarter and year to date financial performance delivered amid ongoing challenges in the macroeconomic environment 2. Amcor well positioned with a strong, resilient portfolio 3. Fiscal 2023 guidance ranges maintained, however, more cautious on demand outlook 4. Focused on execution and investing to build on our strong foundation

5 Notes: Sales, EBIT and EPS presented on an adjusted basis and growth rates for these and Net sales exclude the impact of currency and items impacting comparability. Adjusted non-GAAP measures exclude items which are not considered representative of ongoing operations. RoAFE reflects Adjusted EBIT (Last twelve months) / Average funds employed (four quarter average). Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section. . Net sales $7,354m +2% $3,642m +1% EBIT $791m +8% $399m +7% EPS 36.6 cents +8% 18.5 cents +7% Net sales (+12% including 10% pass through of higher raw material costs) 1H23 2Q23 EBIT EPS (+9% including 8% pass through of higher raw material costs) Strong year to date and quarter financial performance Strong operating leverage. Focused on execution, recovering inflation and managing costs • ~$400 million first half cash returns to shareholders • Quarterly dividend increased to 12.25 cents per share • $40 million share repurchases • RoAFE of 17%

First half fiscal 2023 highlights • Net sales of $5.6bn includes price increases of ~$460m (9% growth) related to higher raw material costs • Net sales growth of 3% reflects strong price/mix benefits across all business units offset by 1% lower volumes • Strong volume growth in healthcare and pet care end markets • Volumes challenged by macroeconomic conditions in Latin America and COVID lockdowns in China • Adjusted EBIT growth of 8% • Reflects price/mix benefits, strong management of inflation and favorable operating cost performance Flexibles segment 6 Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBIT and reconciliations to U.S. GAAP measures can be found in the appendix. Comparable constant currency YTD Δ% for Net sales excludes a 9% impact from the pass through of raw material costs, and an 7% unfavorable currency impact. Items affecting comparability (acquired, disposed and ceased operations) had no material impact on net sales. Solid sales growth and price/mix benefits. Strong cost performance 1H22 1H23 Comparable constant currency Net sales ($m) 5,347 5,591 +3% Adjusted EBIT ($m) 691 706 +8% Adjusted EBIT margin 12.9% 12.6% Customer transition - AmPrima™ PE recycle ready film with 50% recycled content New product launch - AmPrima™ PE Plus recycle ready pouch

Rigid Packaging segment 7 Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBIT and reconciliations to U.S. GAAP measures can be found in the appendix. Comparable constant currency Δ% for Net sales excludes a 13% impact from the pass through of raw material cost and a 1% unfavorable currency impact. Improved operating cost performance First half fiscal 2023 highlights • Net sales of $1.8bn include price increases of ~$210m (13% growth) from higher raw material costs • North America • Beverage: hot fill container volumes up 2% in the first half. Overall volumes impacted by slower demand and customer destocking in the December quarter • Specialty containers: volume growth with strength in healthcare, dairy and nutrition end markets • Latin America volumes up in the first half. December quarter challenged by macroeconomic conditions • 7% EBIT growth driven by improved operating cost performance 1H22 1H23 Comparable constant currency Net sales ($m) 1,580 1,763 (1)% Adjusted EBIT ($m) 117 123 +7% Adjusted EBIT margin 7.4% 7.0% Lighter weight refillable PET bottles New product launch in PET format

Cash flow and balance sheet 8 Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBITDA and Adjusted Free Cash Flow and reconciliations to U.S. GAAP measures can be found in the appendix section. (1) Adjusted Free Cash Flow excludes Russia-Ukraine conflict impacts, material transaction and integration related costs because these cash flows are not considered to be directly related to ongoing operations. (2) Leverage calculated as Net debt divided by adjusted trailing twelve month EBITDA. Year to date cash flow ($ million) 1H22 1H23 Adjusted EBITDA 976 994 Interest and tax payments (157) (203) Capital expenditure (255) (250) Movement in working capital (440) (610) Other (19) 8 Adjusted Free Cash Flow(1) 105 (61) Balance sheet(2) December 2022 Net debt ($ million) 6,065 Leverage: Net debt / LTM EBITDA (x) 2.8x First half fiscal 2023 highlights • Strong, investment grade balance sheet • As expected, first half working capital impacted by higher inventory levels and higher raw material costs • December 2022 quarter free cash inflow of $338 million in line with the prior year • Proceeds from sale of Russian business to be used to invest in global cost saving initiatives to help offset the divested earnings, repurchase shares and reduce debt Strong balance sheet and December quarter free cash flow in line with last year

9 Fiscal 2023 guidance Amcor's guidance contemplates a range of factors which create a degree of uncertainty and complexity when estimating future financial results and is provided in the context of greater than usual volatility in demand. The Company provides guidance on a non-GAAP basis as we are unable to predict with reasonable certainty the ultimate outcome and timing of certain significant forward-looking items without unreasonable effort. Refer to slide 2 for further information. FY22 Adjusted EPS Organic growth Share repurchases Interest and tax Russia impact FX FY23 Adjusted EPS 5-10% (~4%) ~2% • More cautious on demand outlook entering the second half • FY23 adjusted EPS assumptions include: • Estimated net interest expense of $240 to $260 million (pre tax) • Reduced earnings following the sale of three plants in Russia completed on 23 December 2022 • Current foreign exchange rates prevail for the balance of fiscal 2023 • Adjusted Free Cash Flow of $1.0 to $1.1 billion • Up to $500 million of cash to be allocated towards share repurchases (previously $400 million) Adjusted EPS Guidance (~4%) (~3%) 80.5 cps 77–81 cps Comparable constant currency growth 3-8% Previously (~5%) Previously (~2%)

Investing in multiple drivers of sustainable organic growth Priority Segments Emerging Markets >$3 bn Emerging Markets sales across 27 countries: Driving value through differentiated packaging: Innovation ProteinHealthcare Hot-fill beverage 10 Historic MSD volume growth across Emerging Markets portfolio >$4 bn sales in higher growth, higher value segments: Notes: MSD is ‘Mid-Single Digit’. Premium Coffee Pet food Historic MSD volume growth drives mix improvement and margin expansion ~$100m invested every year in our industry leading R&D capabilities More sustainable packaging To preserve food and healthcare products, protect consumers and promote brands

Global customers Global healthcare packaging leader – Medical and Pharmaceutical 11 Globally recognised products and technology platforms across Flexible and Rigid Packaging Medical 50% 11 1 8 6 Approaching $2bn sales Global footprint, global scale 26 sites globally Pharma 50% ▪ Europe ▪ Emerging Markets ▪ North America 11

M&A Substantial opportunities to grow our healthcare business 12 Leveraging global footprint, product and technology platforms with best in class capabilities Multi-billion dollar global addressable market Growing at MSD rates Acquisition of MDK adds coating capabilities and medical paper-based packaging solutions. Enhances leading position in Asia Pacific medical device packaging segmentCommissioned state of the art greenfield plant in Singapore Large, Growing Market Global leverage Leveraging North American expertise to localise thermoforming for medical packaging in Europe Notes: MSD refers to Mid Single Digit12

13 Leading the industry on Responsible Packaging 13 Responsible Packaging: Waste management infrastructure Consumer participation Packaging design Innovating to meet growing demand for differentiated, more sustainable products Investing in recycled content

Strong foundation for growth & value creation Global leader in primary packaging for consumer staples and healthcare with a strong track record Consistent growth from priority segments, emerging markets and innovation Strong cash flow and balance sheet provide ongoing capacity to invest Increasing investment for growth and building momentum Compelling and growing dividend with current yield ~4% EPS growth + Dividend yield = 10-15% per year 14 Notes: EPS growth refers to comparable constant currency growth. A range of factors are contemplated when estimating future financial results. Refer to slide 2 for further information.

Key messages 15 1. Strong quarter and year to date financial performance delivered amid ongoing challenges in the macroeconomic environment 2. Amcor well positioned with a strong, resilient portfolio 3. Fiscal 2023 guidance ranges maintained, however, more cautious on demand outlook 4. Focused on execution and investing to build on our strong foundation

Appendix slides Supplementary schedules and reconciliations

FX translation impact 17 EUR 20-30% Other currencies(2) 20-30% USD 45-55% EUR:USD Euro weakened vs USD, Average USD to EUR rate 1H23 0.9870 vs 1H22 0.8615 USD million impact on 1H23 adjusted Net income (15%) (22) Other currencies(2):USD Other currencies weighted average vs USD weakened for 1H23 vs 1H22 average rates USD million impact on 1H23 adjusted Net income (4%) (7) (1) Approximate range based on adjusted Net income by currency. (2) Includes all currencies other than USD and EUR. Total currency impact $ million Adjusted EBIT (35) Adjusted Net income (29) Combined Net income currency exposures(1) 1H23 currency impact

Reconciliations of non-GAAP financial measures 18

Reconciliations of non-GAAP financial measures 19

Reconciliations of non-GAAP financial measures 20

Reconciliations of non-GAAP financial measures 21

Reconciliations of non-GAAP financial measures 22